Corporate Overview and Third Quarter 2012 Financial Results

The presentations made in this document contain projections or other forward- looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2011, which was filed on February 28, 2012, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. Safe Harbor Disclosure 2

 SVB’s Unique Model  Strong Performance  Growth Initiatives  Outlook Overview 3

Our Mission: To increase our clients’ probability of success Build Deep Relationships Give Advice Make It Easy To Do Business With Us Solve Problems 4 4

A Unique Financial Services Company  Differentiated business model • Focus on “innovation” markets • Balance sheet lender • Strong deposit franchise • Diversified revenue streams  Leader • Leading market share • More than 600 venture firm clients • The bank for innovation companies  Established • 27 U.S. and six international offices • $21.6 billion in total assets (1) • $38.8 billion in total client funds (1,2) (1) As of 9/30/12 (2) Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds 5

An Expansive Platform 6

We Serve The Innovation Economy 7 VCs & PE Life Sciences Technology < 10% Market Share <15% Market Share ~50% Market Share

Across the Globe 8

Strong Q3 2012 Performance Outstanding loan growth Continued high credit quality Controlled non- interest expense Gains on VC investments Higher net interest income Strong new client acquisition Continued average deposit growth Clients continue to do well Total client funds at all-time high * 9 *Total client funds consists of deposits and off-balance sheet client investment funds.

Growth in Average Loans of 63% Since Q3 2008 Growth Drivers • Resilience of innovation sector and our clients • Growing pervasiveness of technology • SVB Growth initiatives: o U.S. domestic o Segmentation o Private Bank o Global • M&A market activity 10 Billions $5.29 $8.19 $4.86 $7.91 $0.0 $2.0 $4.0 $6.0 $8.0 Period-End Loans Average Loans

A Diversified Loan Portfolio Software 36% Hardware 15% Life Sciences 13% VC Cap Calls 17% Wine 6% Private Bank 9% Other 4% Gross Loan Portfolio $8.3 Billion as of 9/30/12 11% Technology and Life Sciences Portfolio Only $5.2 Billion (63% of Total Portfolio) Balance Sheet Lending 54% Sponsor-Led Buyout 16% Commercial Finance 11% Early Stage 12% Factoring 7% Note: Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. 11 Early-Stage Tech & LS Loans = $644 Million (8% of Total Gross Loans)

$4.8 $18.3 $22.0 $20.9 $0 $10 $20 $30 $40 $50 Q 3 '0 8 Q 4 '0 8 Q 1 '0 9 Q 2 '0 9 Q 3 '0 9 Q 4 '0 9 Q 1 '1 0 Q 2 '1 0 Q 3 '1 0 Q 4 '1 0 Q 1 '1 1 Q 2 '1 1 Q 3 '1 1 Q 4 '1 1 Q 1 '1 2 Q 2 '1 2 Q 3 '1 2 Average On-Balance Sheet Deposits Average Off-Balance Sheet Client Investment Funds Billions Powerful Client Funds Franchise Organic Factors • Highly liquid clients • Clients performing well • Addition of new clients Other Factors • Low rate environment • Safety of the balance sheet (unlimited FDIC insurance*) $39.2 $26.8 * For non-interest-bearing accounts through December 31, 2012. 12

$94.6 $154.4 5.70% 3.12% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% $85 $95 $105 $115 $125 $135 $145 $155 Net Interest Income Net Interest Margin Millions Net Interest Income has Grown 63% since Q3’08 All-time high 13

Solid Credit Quality Through Market Cycles 14 1.57% 0.52% 3.32% -0.02% -1% 0% 1% 2% 3% 4% 5% 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 NPLs as % of Total Gross Loans NCOs as % of Average Total Gross Loans (annualized) 2.28% 0.48% 3.21% 0.17% -1% 0% 1% 2% 3% 4% 5% Q 3 '0 8 Q 4 '0 8 Q 1 '0 9 Q 2 '0 9 Q 3 '0 9 Q 4 '0 9 Q 1 '1 0 Q 2 '1 0 Q 3 '1 0 Q 4 '1 0 Q 1 '1 1 Q 2 '1 1 Q 3 '1 1 Q 4 '1 1 Q 1 '1 2 Q 2 '1 2 Q 3 '1 2 NPLs as % of Total Gross Loans NCOs as % of Average Total Gross Loans (annualized)

Credit Cards and Foreign Exchange Have Driven the Majority of Recent Growth Growing “Core” Fee Income Total “Core” Fee Income $34.4m “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. 15 $12.2 $8.4 $6.3 $4.0 $3.5 $0 $5 $10 $15 $20 $25 $30 $35 Q 3 '0 8 Q 4 '0 8 Q 1 '0 9 Q 2 '0 9 Q 3' 0 9 Q 4 '0 9 Q 1 '1 0 Q 2 '1 0 Q 3 '1 0 Q 4 '1 0 Q 1 '1 1 Q 2 '1 1 Q 3 '1 1 Q 4 '1 1 Q 1 '1 2 Q 2 '1 2 Q 3 '1 2 Millions Letters of credit/standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees

Diversified Growth Across the Business 16 GLOBAL PLATFORM Global Core Banking System IT Backbone Upgrade Enhanced Global Payment System Enhanced On-line/Mobile Systems PRODUCT LINES Expanded Banking Network New Payment Solutions New Products & Services Enhanced Credit Solutions CLIENT NEEDS Client Experience Corporate Finance Segment Growth Segment Private Bank G ro w th I ni ti a ti v e s So lu ti on s F o u n d a ti o n GLOBAL MARKETS & REACH Israel India China UK and Europe U.S.

Outlook for 2012 Performance (1) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. (2) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Business Driver 2012 Outlook vs. 2011 Update as of 10/25/12 Average loans (2) High twenties % growth No change Average deposits Low teens % growth No change Net interest income Mid to high teens % growth Outlook range changed from “high-teens growth” Net interest margin Between 3.15% and 3.20% Outlook lowered from “between 3.20% and 3.30%” Allowance for loan losses for total gross performing loans/total gross performing loans Comparable to 2011 levels of 1.23% No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Lower than 2011 levels of 0.52% No change “Core” fee income (1)(2) Mid-teens % growth No change Non-interest expense (excluding expense related to non-controlling interests) (2) High single digit % growth No change 17

Appendix 1) Financial Results 20 • Highlights 21 • Loans 23 • Credit Quality 24 • Client Liquidity 25 • Balance Sheet 26 • Non-interest Income 27 • Sensitivity Charts 30 • Capital Ratios 32 2) Venture Capital Markets 34 3) Non-GAAP Reconciliations 37

Financial Results 20 Appendix

Quarterly Highlights: Q3 2011 – Q3 2012 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Diluted Earnings Per Share $0.86 $0.81 $0.78 $1.06(1) $0.94 Net Income Available to Common Stockholders $37.6M $35.6M $34.8M $47.6M(1) $42.3M Average Loans Change $6.0B 8.6% $6.4B 6.5% $6.8B 6.4% $7.2B 6.4% $7.9B 9.3% Average Deposits Change $15.8B 3.5% $16.5B 4.5% $17.0B 2.7% $17.4B 2.6% $18.3B 4.9% Net Interest Margin 3.13% 3.10% 3.30% 3.22% 3.12% Net Interest Income $135.5M $140.1M $150.9M $151.9M $154.4M Non-Interest Income $95.6M $73.1M $59.3M $80.4M(1) $69.1M Net Charge-Offs (Recoveries)/ Average Total Gross Loans (0.15%) 0.22% 0.21% 0.59% 0.17% Non-Interest Expense $127.5M $134.7M $132.0M $135.8M $135.2M Return on Average Common SVBFG Stockholders’ Equity (annualized) 9.93% 8.99% 8.61% 11.21%(1) 9.44% Return on Average Assets (annualized) 0.79% 0.72% 0.69% 0.92%(1) 0.77% (1) Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business 21 Appendix – Financial Results (Highlights)

Annual Highlights: 2008 -2011 2008 2009 2010 2011 Diluted Earnings Per Share $2.16 $0.66 $2.24(3) $3.94(1)(2) Net Income Available to Common Stockholders $73.6M $22.7M $95.0M(3) $171.9M(1)(2) Average Loans Change $4.6B 31.5% $4.7B 1.4% $4.4B -5.6% $5.8B 31.1% Average Deposits Change $4.9B 23.6% $8.8B 79.6% $12.0B 36.8% $15.6B 29.4% Average AFS Securities $1.3B $2.3B $5.3B $9.4B Net Interest Margin 5.72% 3.73% 3.08% 3.08% Net Interest Income $368.6M $382.2M $418.1M $526.3M Non-Interest Income $152.4M $97.7M $247.5M(3) $382.3M(1) Net Charge-Offs (Recoveries)/ Total Average Gross Loans 0.87% 2.64% 0.77% (0.02%) Non-Interest Expense $312.9M $343.9M $422.8M $500.6M(2) Return on Average Common SVBFG Stockholders’ Equity 10.38% 2.68% 7.72%(3) 11.87%(1)(2) Return on Average Assets 1.00% 0.42% 0.64%(3) 0.92%(1)(2) 22 Appendix – Financial Results (Highlights) (1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities (2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps (3) Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities

All-Time High Loan Balances 23 Appendix – Financial Results (Loans) $2.0 $8.2 $1.8 $7.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012 Billions Period-end Loans, net of unearned income Average Loans, net of unearned income

Credit Quality Has Remained Strong 24 Appendix – Financial Results (Credit Quality) As % of Avg. Total Gross Loans $9.4 $111.5 $39.4 3.21% -0.19% 0.17% -0.5% 1.5% 3.5% 5.5% 7.5% 9.5% $0 $40 $80 $120 Non-Performing Loans Net Charge-Offs, annualized (%) Millions

Strong Client Liquidity * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. * 25 Appendix – Financial Results (Client Liquidity) $4.47 $21.60 $13.01 $38.78 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q3'12 Period-End Total Assets Period-End Total Client Funds Billions

Net Loans $8.1 Q3'12 $1.16 AFS Securities (Primarily Agencies) $11.0 Cash $0.9 Other $0.4 Non-Interest- Bearing Deposits $12.6 Interest- Bearing Deposits $5.1 Borrowings $1.0 Other Liabilities $0.3 Assets: $21.6 Billion (1) A Highly Liquid Balance Sheet (1) As of 09/30/2012. (2) Net of non-controlling interests, non-marketable securities were $474.3 million. Non-GAAP number. Please see non- GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 26 Appendix – Financial Results (Balance Sheet) Liabilities: $19.0 Billion (1) Non-Marketable Securities (2) (VC Investments) $1.2

$43.9 $31.2 $18.7 $12.4 $12.2 $0 $20 $40 $60 $80 $100 $120 $140 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Millions Letters of credit/ standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees “Core”(*) Fee Income Is Growing Total “Core” Fee Income $118.4M (*) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. 27 Appendix – Financial Results (Non-Interest Income)

(2) (2) (2) Investment Securities Gains and Losses 28 Appendix – Financial Results (Non-Interest Income) -$10.7 -$9.6 $5.2 -$1.4 -$2.5 $11.3 -$5.8 -$4.6 $16.1 $32.7 $14.3 ($20) ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012 Millions Gains (losses) on Investment Securities, net of NCI and gains on AFS Securities (1) 1) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information 2) Numbers are inclusive of non-controlling interests; Gains (losses) attributable to NCI not reported for these periods.

Gains and Losses on Equity Warrants 29 Appendix – Financial Results (Non-Interest Income) -$2.7 $8.2 $2.7 $3.3 $21.8 $23.5 $10.5 -$0.1 $6.6 $37.4 $12.4 ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012 Millions

Rising Rates Will Benefit Us Significantly We expect each 25 bps increase in the Fed Funds rate to contribute approximately $6 – $9 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/12 30 Appendix –Financial Results (Sensitivity) Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +19.3 million $0.43 +0.8% +0.18% +100 +$28.8 million $0.65 +1.2% +0.26% +200 +$66.5 million $1.50 +2.7% +0.60% +300 +$103.8 million $2.34 +4.2% +0.93%

Higher Loan Balances Will Benefit Us Each $250 million increase in loan volume contributes approximately $0.20 to EPS* 31 Appendix –Financial Results (Sensitivity) Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.7 million $0.20 +0.4% +0.08% +500 million +$17.3 million $0.39 +0.7% +0.15% +750 million +$26.0 million $0.59 +1.1% +0.23% +1 billion +$34.6 million $0.78 +1.5% +0.30% * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/12

We Are Well Capitalized 32 Appendix –Financial Results (Capital Ratios) (1) Certain ratios have changed from the preliminary ratios filed in our 8K dated 10/25/12 (2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 14.34% 13.07% 8.02% 8.27% 13.93% 5% 10% 15% 20% 2007 2008 2009 2010 2011 Q1'12 Q2'12 Q3'12 Holding Company Capital Ratios (1) Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets (2) (2)

We Are Well Capitalized (2) 33 Appendix –Financial Results (Capital Ratios) (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. Certain ratios have changed since our 8K dated 10/25/12, (2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (2) 12.70% 11.41% 7.00% 7.61% 12.40% 5% 10% 15% 20% 2007 2008 2009 2010 2011 Q1'12 Q2'12 Q3'12 Bank Capital Ratios(1) Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets

Venture Capital Markets 34 Appendix – Venture Capital Markets

Source: National Venture Capital Association 35 Appendix – Venture Capital Markets Stabilizing VC Markets $20.0 $17.1 $20.0 2,661 40 322 0 1,000 2,000 3,000 4,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 YTD 2012 U.S. VC Investment M&A $$ IPOs $$ Investments# IPOs# M&A# Transactions Billions

Source: National Venture Capital Association 36 Appendix – Venture Capital Markets Quarterly VC Market Activity 0 200 400 600 800 1,000 1,200 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 U.S. VC Investment M&A $$ IPOs $$ Investments# IPOs# M&A# Transactions Billions Facebook IPO: $16 Billion

Non-GAAP Reconciliations 37 Appendix – Non-GAAP Reconciliations

Non-GAAP "Core" Fee Income Reconciliation

Non-GAAP core fee income (dollars in thousands)	Three months ended September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
GAAP noninterest income	$ 86,236	$ 71,864	$ 89,954	$ 123,708	$ 95,611	$ 73,059	$ 59,293	$ 80,426	$ 69,139
Less: gains (losses) on investment securities, net	46,611	25,940	1,337	71,680	52,262	19,755	7,839	25,809	20,228
Less: gains (losses) on derivative instruments, net	1,257	4,957	551	13,651	9,951	14,528	5,976	8,713	1,111
Less: other noninterest income	11,381	10,735	10,264	10,012	3,108	6,771	13,078	12,664	13,423
Non-GAAP core fee income	$ 26,987	$ 30,232	$ 27,802	$ 28,365	$ 30,290	$ 32,005	$ 32,400	$ 33,240	$ 34,377

Non-GAAP core fee income (dollars in thousands)	Three months ended September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
GAAP noninterest income	$ 40,438	$ 25,660	$ (5,581)	$ 28,275	$ 34,307	$ 40,742	$ 49,273	$ 40,157
Less: gains (losses) on investment securities, net	(876)	(9,828)	(35,045)	(6,750)	3,905	6,681	16,004	4,805
Less: gains (losses) on derivative instruments, net	5,472	5,026	1,814	(2,847)	(1,090)	1,370	1,982	1,326
Less: other noninterest income	1,913	1,858	2,782	12,799	6,249	8,131	6,063	7,463
Non-GAAP core fee income	$ 33,929	$ 28,604	$ 24,868	$ 25,073	$ 25,243	$ 24,560	$ 25,224	$ 26,563

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

38 Appendix – Non-GAAP Reconciliations

SVB›Financial Group

Non-GAAP “Core” Fee Income Reconciliation 39 Appendix – Non-GAAP Reconciliations 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 GAAP noninterest income 71,426$ 81,393$ 107,774$ 117,495$ 141,206$ 220,969$ 152,365$ 97,743$ 247,530$ 382,332$ Less: gains (losses) on investment securities, net (10,679) (9,614) 5,198 4,307 2,551 46,724 (14,777) (31,209) 93,360 195,034 Less: gains (losses) on derivative instruments, net 11,815 20,200 3,428 6,750 17,949 23,935 18,505 (753) 9,522 38,681 Less: other noninterest income 8,789 9,067 10,959 9,711 23,565 26,096 19,052 29,961 35,642 30,155 Non-GAAP core fee income 61,501$ 61,740$ 88,189$ 96,727$ 97,141$ 124,214$ 129,585$ 99,744$ 109,006$ 118,462$ Year ended December 31,Non-GAAP core fee income (dollars in thousands) For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Marketable Securities (Net of Non-Controlling Interests) 40 Appendix – Non-GAAP Reconciliations For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. September 30, 2012 GAAP non-marketable securities 1,163,815$ Less: noncontrolling interests in non-marketable securities 689,492 Non-GAAP non-marketable securities, net of non controlling interests 474,323$ Non-GAAP non-marketable securities, net of non controlling interests (dollars in thousands)

Non-GAAP Gains (Losses) on Investment Securities Reconciliation 41 Appendix – Non-GAAP Reconciliations For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Nine months ended 2005 2006 2007 2008 2009 2010 2011 September 30, 2012 GAAP net gains (losses) on investment securities 4,307$ 2,551$ 46,724$ (14,777)$ (31,209)$ 93,360$ 195,034$ 53,876$ Less: i come (losses) attributable to noncontrolling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 34,616 Net gains (losses) on investment securities, net of noncontrolling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 19,260 Less: gains on sales of certain available-for-sale securities - - - - - 24,699 37,341 4,955 Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests and excluding gains on sales of certain available-for-sale securities (1,436)$ (2,481)$ 11,275$ (5,848)$ (4,571)$ 16,075$ 32,651$ 14,305$ Non-GAAP net gains on investment securities, net of noncontrolling interests (dollars in thousands) Year ended December 31,

Non-GAAP TCE/TA and TCE/RWA Reconciliation

(Consolidated)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	SVB Financial Group December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
GAAP SVBFG stockholders' equity	$ 676,369	$ 991,356	$ 1,128,343	$ 1,274,350	$ 1,569,392	$ 1,639,490	$ 1,715,360	$ 1,784,924
Less: intangible assets	1,632	1,087	665	847	601	559	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-	-	-
Tangible common equity (TCE)	$ 670,645	$ 764,992	$ 1,127,678	$ 1,273,503	$ 1,568,791	$ 1,638,931	$ 1,715,360	$ 1,784,924
GAAP total assets	$ 6,692,171	$ 10,018,280	$ 12,841,399	$ 17,527,761	$ 19,968,894	$ 20,818,337	$ 21,289,772	$ 21,576,934
Less: intangible assets	1,632	1,087	665	847	601	559	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Tangible assets (TA)	$ 6,686,447	$ 10,013,101	$ 12,840,734	$ 17,526,914	$ 19,968,293	$ 20,817,778	$ 21,289,772	$ 21,576,934
Risk-weighted assets (RWA)	$ 6,524,021	$ 8,220,447	$ 7,494,498	$ 9,406,677	$ 11,837,902	$ 12,102,502	$ 12,850,191	$ 12,812,798
Tangible common equity to tangible assets	10.03 %	7.64 %	8.78 %	7.27	7.86 %	7.87 %	8.06 %	8.27 %
Tangible common equity to risk-weighted assets	10.28	9.31	15.05	13.54	13.25	13.54	13.35	13.93

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

42 Appendix – Non-GAAP Reconciliations

SVB›Financial Group

Non-GAAP TCE/TA and TCE/RWA Reconciliation

(Bank Only)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Silicon Valley Bank December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
GAAP Silicon Valley Bank stockholders' equity	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,403,570	$ 1,479,817	$ 1,547,061
Less: intangible assets	-	-	-	-	-	-	-	-
Tangible common equity (TCE)	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,403,570	$ 1,479,817	$ 1,547,061
GAAP total assets	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 19,596,848	$ 20,027,219	$ 20,325,446
Less: intangible assets	-	-	-	-	-	-	-	-
Tangible assets (TA)	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 19,596,848	$ 20,027,219	$ 20,325,446
Risk-weighted assets (RWA)	$ 6,310,721	$ 8,109,332	$ 7,293,332	$ 9,047,907	$ 11,467,401	$ 11,752,897	$ 12,482,417	$ 12,478,371
Tangible common equity to tangible assets	9.52 %	7.38 %	7.50 %	6.61	7.18 %	7.16 %	7.39 %	7.61 %
Tangible common equity to risk-weighted assets	9.30	8.58	12.53	11.88	11.75	11.94	11.86	12.40

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

43 Appendix – Non-GAAP Reconciliations

SVB›Financial Group